UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2007

INVESCO PLC
(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	001-13908 (Commission File Number)	98-0407710 (IRS Employer Identification No.)

1360 Peachtree Street, N.E., Atlanta, Georgia (Address of principal executive offices)	30309 (Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement; Item 3.03 Material Modification to Rights of Security Holders.
     In accordance with the previously announced successful completion of its consent solicitation, INVESCO PLC, a public limited company organized under the laws of England and Wales and formerly known as AMVESCAP PLC (the “Company”), executed, on November 27, 2007, amendments to:
     (i) the indenture dated as of December 14, 2004 (the “4.500% Notes Indenture”), among AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., INVESCO North American Holdings, Inc. and SunTrust Bank, pursuant to which the Company’s 4.500% Senior Notes due 2009 were issued,
     (ii) the indenture dated as of April 17, 2007 as amended by the First Supplemental Indenture dated as of April 17, 2007 (the “5.625% Notes Indenture”) among AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., INVESCO North American Holdings, Inc. and The Bank of New York Trust Company, N.A, pursuant to which the Company’s 5.625% Senior Notes due 2012 were issued,
     (iii) the indenture dated as of February 27, 2003 (the “5.375% 2013 Notes Indenture”) among AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., INVESCO North American Holdings, Inc. and SunTrust Bank, pursuant to which the Company’s 5.375% Senior Notes due 2013 were issued, and
     (iv) the indenture dated as of December 14, 2004 (the “5.375% 2014 Notes Indenture” and, together with the 4.500% Notes Indenture, the 5.625% Notes Indenture and the 5.375% 2013 Notes Indenture, the “Indentures”), among AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., INVESCO North American Holdings, Inc. and SunTrust Bank, pursuant to which the Company’s 5.375% Senior Notes due 2014 were issued.
     The amendments to the Indentures eliminate certain covenants requiring the Company to provide information to the holders of notes, evidenced the approval by the holders of the notes of the intragroup reorganization that will take place following the completion of the anticipated redomicile of the Company, and added Invesco Ltd., which will be the new parent company of the Company following completion of the redomicile, as a guarantor under the Indentures. Copies of the executed supplemental indentures are attached hereto as exhibits 4.1, 4.2, 4.3 and 4.4 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
4.1	SUPPLEMENTAL INDENTURE, dated as of November 27, 2007, among INVESCO PLC, a public limited company organized under the laws of England and Wales, and formerly known as AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., and INVESCO North American Holdings, Inc., Invesco Ltd., a Bermuda corporation, and U.S. Bank National Association, as Successor Trustee to SunTrust Bank

4.2	SUPPLEMENTAL INDENTURE NO. 2, dated as of November 27, 2007, among INVESCO PLC, a public limited company organized under the laws of England and Wales, and formerly known as AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., and INVESCO North American Holdings, Inc., Invesco Ltd., a Bermuda corporation, and The Bank of New York Trust Company, N.A.

4.3	SUPPLEMENTAL INDENTURE, dated as of November 27, 2007, among INVESCO PLC, a public limited company organized under the laws of England and Wales, and formerly known as AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., and INVESCO North American Holdings, Inc., Invesco Ltd., a Bermuda corporation, and U.S. Bank National Association, as Successor Trustee to SunTrust Bank

4.4	SUPPLEMENTAL INDENTURE, dated as of November 27, 2007, among INVESCO PLC, a public limited company organized under the laws of England and Wales, and formerly known as AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., and INVESCO North American Holdings, Inc., Invesco Ltd., a Bermuda corporation, and U.S. Bank National Association, as Successor Trustee to SunTrust Bank

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO PLC
By:	/s/ Kevin M. Carome
Kevin M. Carome
Senior Managing Director and General Counsel

Date: November 30, 2007

Exhibit Index

Exhibit No.	Description
4.1	SUPPLEMENTAL INDENTURE, dated as of November 27, 2007, among INVESCO PLC, a public limited company organized under the laws of England and Wales, and formerly known as AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., and INVESCO North American Holdings, Inc., Invesco Ltd., a Bermuda corporation, and U.S. Bank National Association, as Successor Trustee to SunTrust Bank

4.2	SUPPLEMENTAL INDENTURE NO. 2, dated as of November 27, 2007, among INVESCO PLC, a public limited company organized under the laws of England and Wales, and formerly known as AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., and INVESCO North American Holdings, Inc., Invesco Ltd., a Bermuda corporation, and The Bank of New York Trust Company, N.A.

4.3	SUPPLEMENTAL INDENTURE, dated as of November 27, 2007, among INVESCO PLC, a public limited company organized under the laws of England and Wales, and formerly known as AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., and INVESCO North American Holdings, Inc., Invesco Ltd., a Bermuda corporation, and U.S. Bank National Association, as Successor Trustee to SunTrust Bank

4.4	SUPPLEMENTAL INDENTURE, dated as of November 27, 2007, among INVESCO PLC, a public limited company organized under the laws of England and Wales, and formerly known as AMVESCAP PLC, A I M Advisors, Inc., A I M Management Group Inc., INVESCO Institutional (N.A.), Inc., and INVESCO North American Holdings, Inc., Invesco Ltd., a Bermuda corporation, and U.S. Bank National Association, as Successor Trustee to SunTrust Bank